THIS DEED is made this ___ day of ________, 199_, by and between CHESAPEAKE FOREST PRODUCTS COMPANY, a Virginia corporation, and DELMARVA PROPERTIES, INC., a Virginia Corporation, (collectively, Grantors), and STANSLEY MANAGEMENT CORP., a Virginia corporation, (Grantee):

                              W I T N E S S E T H:

         That for and in consideration of the sum of TEN DOLLARS, ($10.00), and other good and valuable consideration, receipt and sufficiency whereof in full is hereby acknowledged, the Grantors do hereby grant, bargain, sell and convey with SPECIAL WARRANTY OF TITLE, but subject to the rights, reservations, restrictions, and conditions contained herein, unto the Grantee, the following described property, to-wit:

                             SEE SCHEDULE A ATTACHED

          This conveyance is made subject to:

          Rights, reservations, restrictions, conditions and easements as they may appear of record affecting the premises.

          The restrictions contained in Schedule B attached hereto.

          The reconveyance rights contained in Schedule C attached hereto.

         This conveyance is authorized by resolutions of the Boards of Directors of Chesapeake Forest Products Company and Delmarva Properties, Inc., attached hereto as Schedule D and Schedule E, respectively.

         The rights, reservations, restrictions, and conditions contained herein shall run with the land and shall bind the successors and assigns of the parties hereto. By its execution of this deed, the Grantee evidences its acceptance of and consent to the rights, reservations, restrictions, conditions and easements contained herein.


         IN WITNESS WHEREOF, Chesapeake Forest Products Company has caused this deed to be executed and delivered on its behalf by Jack C. King, its Vice President. Delmarva Properties, Inc. has caused this deed to be executed and delivered on its behalf by David I. Clay, its Vice President, and Stansley Management Corp. has caused this deed to be executed and accepted on its behalf by Arnold W. Stansley, its President.

                                         CHESAPEAKE FOREST PRODUCTS
                                         COMPANY

                                         By: _____________________________
                                              Joel K. Mostrom, President,
                                              Delmarva Properties, Inc., Agent
                                              U/A dated May 18, 1993


                                         DELMARVA PROPERTIES, INC.

                                         By: _____________________________
                                              Joel K. Mostrom, President

                                         COLONIAL DOWNS, L.P., a Virginia
                                         limited partnership

                                         By:  Stansley Management Corp., a
                                              Virginia corporation, a
                                              general partner

                                              By: _____________________________
                                              Title:___________________________

                                         By:  CD Entertainment Ltd., an Ohio
                                              limited liability company, a
                                              general partner

                                              By: _____________________________
                                              Title:___________________________

STATE OF VIRGINIA,

COUNTY OF KING WILLIAM,  to-wit:

         The foregoing instrument was acknowledged before me this ___ day of _______, 1996, by Joel K. Mostrom, President of Delmarva Properties, Inc., as agent for Chesapeake Forest Products Company, a Virginia corporation, on behalf of the corporation under agreement dated May 18, 1993.


                                             ----------------------------------
                                             Notary Public

My commission expires:  _______________

STATE OF VIRGINIA

COUNTY OF KING WILLIAM, to-wit:

         The foregoing instrument was acknowledged before me this ____ day of ________, 1996, by Joel K. Mostrom, President of Delmarva Properties, Inc., a Virginia corporation, on behalf of the Corporation.



                                             ----------------------------------
                                             Notary Public
My commission expires:  _______________






STATE OF ___________

CITY/COUNTY OF _____________, to-wit:

         The foregoing instrument was acknowledged before me this ___ day of ________, 1996, by ______________________, ________________ of Stansley
Management Corp., a Virginia corporation, a general partner of Colonial Downs, L.P., a Virginia limited partnership, on behalf of the partnership.



                                             ----------------------------------
                                             Notary Public
My commission expires:  _______________

STATE OF ___________

CITY/COUNTY OF _____________, to-wit:

         The foregoing instrument was acknowledged before me this ___ day of ________, 1996, by ______________________, ________________ of CD Entertainment
Ltd., an Ohio limited liability company, a general partner of Colonial Downs, L.P., a Virginia limited partnership, on behalf of the partnership.


                                             ----------------------------------
                                             Notary Public

This deed prepared by:

James H. Hudson, III
Hudson and Bondurant, P.C.
Attorneys at Law
826 Main Street
P. O. Box 231
West Point, Virginia  23181.

Consideration:  $___________

Grantee's address:
Post Office Box 456
Providence Forge, VA  23140

                                   SCHEDULE A

All that certain tract or parcel of land lying and being in Cumberland District, New Kent County, Virginia, containing 345.0 acres, more or less, as depicted on "A Compiled Plat of a Parcel of Land Lying South of I-64, New Kent County", dated 12/01/94, made by Resource International, Ltd., signed by Howard B. Weatherford, III, Land Surveyor, a true copy of which is attached hereto and recorded herewith, and which is incorporated herein by reference for a complete and accurate description of the land conveyed hereby.

Together with a non-exclusive easement of right of way typically 60 feet in width over, under and across the "60' Ingress/Egress Easement" as depicted on the aforesaid plat for the purposes of ingress to and egress from the subject land and State Route 155, as well as the placement of utilities to serve the subject land.

Being a portion of the land conveyed to Delmarva Properties, Inc. by Julia Richardson Shannon and Howell F. Shannon, Jr., her husband, by deed dated November 24, 1992, recorded in the Clerk's Office, Circuit Court of New Kent County, Virginia in Deed Book 186, at page 369; and

Further being a portion of the land conveyed to Chesapeake Forest Products Company by Chesapeake Corporation by deed dated January 1, 1990, recorded in the Clerk's Office aforesaid in Deed Book 167, at page 308.

                                   SCHEDULE B

                                  RESTRICTIONS

          The following restrictions shall be read as a part of a certain deed dated the ___ day of _________, 199__, from Chesapeake Forest Products Company and Delmarva Properties, Inc., to Stansley Management Corp. conveying 345.0 acres of land in Cumberland District, New Kent County, Virginia ("the Property"), and shall be binding upon the successors and assigns of Stansley Management Corp. and shall inure to the benefit of the successors and assigns of Chesapeake Forest Products Company and Delmarva Properties, Inc.

          1. The Property shall be used for development, construction, maintenance and operation of a first class horse race track and appurtenant facilities in accordance with Owner's and Operator's Licenses issued by the Virginia Racing Commission ("the Commission") on October 12, 1994 ("the Licenses"), and any other use approved in writing by Delmarva Properties, Inc. The standard for the Grantors' determination that the Grantee is operating a "first class horse race track" will be the Grantee's compliance with the terms and conditions of the Licenses as determined by the Commission.

          2. It is the intention of the Grantors to develop and/or market the Grantors' real property adjacent to the Property. To that end, the Grantors reserve the following rights with respect to the Property:

                  a. Upon written notice to the Grantee, the Grantors, their successors, assigns, employees, agents and contractors, reserve the right to enter upon the Property from time to time, during normal business hours, as necessary in connection with the development of adjacent properties and for the purpose of inspecting the Property to ensure that the Property is used for maintenance and operation of a first class horse race track and appurtenant facilities in accordance with the Licenses. Any such entry upon the Property by Grantors shall, however, be effected strictly in conformity with security rules and regulations imposed by the Virginia Racing Commission or by the owner or operator of the racetrack on the Property.


                  b. The Grantors, their successors and assigns, reserve the right to locate general easements for location, construction and maintenance of underground utilities and drainage, where necessary, upon the Property, provided such easements are reasonably placed so as not to adversely affect the Grantee's use of the Property and in fact do not adversely affect the Grantee's use of the Property. The Grantor shall consult with the Grantee prior to locating, installing or relocating such easements and utilities to insure that same will not adversely affect the Grantee's use of the Property.

         3. The Grantee shall comply with all zoning and environmental laws and regulations, and shall use reasonable commercial efforts to obtain and will thereafter maintain all permits and licenses required for the development, construction, maintenance and operation of a first class horse race track and appurtenant facilities upon the Property.

         4. The development, construction, maintenance and operation of a horse race track and appurtenant facilities on the Property shall in no way create a partnership or joint venture relationship between the Grantors and the Grantee.

         5. All exterior site plans and architectural designs proposed by the Grantee, its successors and assigns, for the horse race track and appurtenant facilities, including proposed uses, all plans for allowed offsite improvements (including but not limited to road design and construction), and any amendments or modifications thereto making any material deviation in design, layout or appearance, must be approved by the Grantors in writing in advance of any site preparation or construction of any onsite or allowed offsite improvements which approval shall not be unreasonably conditioned, withheld or delayed. All proposed amendments and modifications that are reasonably consistent with the architectural style of, and quality of materials used in, the improvements approved by the Virginia Racing Commission for the Property shall be approved by Grantors. Any request for approval from Grantee to Grantors shall be in writing, shall be sent to the attention of the president of Delmarva Properties, Inc. at its most current address of record with the Virginia State Corporation Commission and shall be deemed approved if Grantors do not provide Grantee with written notice of disapproval within thirty days after Grantors' receipt of the request. All improvements and facilities by the Grantee, its successors and assigns, whether onsite or as allowed off-site, shall be constructed and maintained in accordance with such approved exterior plans and architectural designs. Approval of site plans and architectural designs referred to in this section 5 shall be enforceable only by Grantors.

         6. THE PROPERTY IS CONVEYED TO THE GRANTEE AS IS, WHERE IS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES EXCEPT AS EXPRESSLY STATED HEREIN.

                                   SCHEDULE C

                            RECONVEYANCE RlGHTS, ETC.

         The following shall be read as a part of a certain deed dated the ___ day of ______, 199__, from Chesapeake Forest Products Company and Delmarva Properties, Inc., to Stansley Management Corp. conveying 345.0 acres of land in Cumberland District, New Kent County, Virginia ("the Property"), and shall be binding upon the successors and assigns of Stansley Management Corp. and shall inure to the benefit of the successors and assigns of Chesapeake Forest Products Company and Delmarva Properties, Inc.

I.       Reconveyance Rights.

         The interest conveyed by this deed is a fee simple determinable interest. The Property is conveyed to the Grantee only for so long as:

         1. The Grantee continues to be the holder of the Owner's and Operator's Licenses issued by the Commission on October 12, 1994, as the same may be renewed or reissued by the Virginia Racing Commission from time to time ("the Licenses") and strictly complies, as determined by the Commission, with the provisions of the Licenses as they may be amended from time to time by the Commission; and

         2. The Grantee uses the Property only for a primary, first class horse race track and appurtenant facilities in accordance with the Licenses. The standard for the Grantors' determination that the Grantee is operating a "first class horse race track" will be the Grantee's compliance with the terms and conditions of the Licenses, as determined by the Commission; and

         3. The Grantee is not in violation of any of the covenants contained in Schedule B of this deed.

         In the event that the Grantee violates any of the above requirements, the Grantors, or either of them, shall have the following rights: Upon notice by the Grantors, or either of them, to the Grantee, the Grantee shall convey the Property to the Grantors or their assigns, without consideration except as hereinafter recited, and at no cost to the Grantors. Waiver of this right when it shall at any time accrue shall not constitute a waiver of any subsequent right to require reconveyance when it shall accrue. Nothing contained herein shall require the Grantors, or either of them, to request or accept such reconveyance.

II.      Subordination of Reconveyance Rights.

         The provisions of the foregoing paragraphs to the contrary notwithstanding Grantors agree to subordinate their reconveyance rights to the lien of any first deed of trust on the Property securing to a lender or lenders ("the Lender") repayment of indebtedness for funds that will be used to construct the horse racing track, appurtenant facilities, and Grantee's facilities related to the horse racing track and Grantee's related satellite pari-mutuel wagering facilities, provided that and to the extent that:

         1. The proceeds of such financing are actually used for improvements to the Property to construct the horse racing track, appurtenant facilities, and Grantee's facilities related to the horse racing track, and to Grantee's related satellite pari-mutuel wagering facilities; and

         2. The Lender (i) agrees to give the Grantors written notice of any default by the obligors under the note(s) and associated financing documents ("the Obligors") and a period of fifteen (15) days within which the Grantors shall have the right (but not the obligation) to cure such default before the Lender may initiate foreclosure proceedings with respect to the Property; (ii) the Lender agrees to give the Grantors fourteen (14) days' prior written notice of any foreclosure sale or similar proceeding with respect to the Property, and
(iii) the Lender consents in writing to the reconveyance of the Property to the Grantors and the assumption by the Grantors, on a non-recourse basis, of the indebtedness secured by the deed of trust and, if the maturity of such indebtedness has been accelerated at the time of such non-recourse assumption, that the Lender shall recast the amortization of such indebtedness to that which existed prior to acceleration.

III.     Relinquishment of Reconveyance Rights.

         The provisions of the foregoing paragraphs to the contrary notwithstanding, the Grantors agree that, if the horse racing track is completed in accordance with the plans previously approved by Delmarva Properties, Inc. within the time period required by the Virginia Racing Commission, and if the Property is (a) open to the public and operated as a primary, first class horse race track and appurtenant facilities for three (3) years in accordance with the Owner's License, the Operator's license and the laws of the Commonwealth of Virginia, as determined by the Virginia Racing Commission after the expiration or termination of all appeals by the Grantee, and (b) the Grantee is not in default under any of its financial obligations under the first Deed of Trust on the Property, as determined by the Lender, or obligations to Grantors, the Grantors will relinquish their reconveyance rights as set out in this Schedule C, in which event the Grantee's interest in the Property shall be converted to a fee simple absolute subject, however, to restrictions and conditions imposed in this deed and other restrictions and conditions appearing of record affecting the Property. If the Virginia Racing

Commission has not revoked the Licenses during the three-year period, Colonial Downs shall be deemed to have satisfied the requirements of clause (a) above. Upon fulfillment of the foregoing preconditions, the Grantors will, upon request, execute and deliver to the Grantee a document, in recordable form, relinquishing the reconveyance rights reserved in this Schedule C.

09/11/96

                                   SCHEDULE D


     RESOLVED, That the Board of Directors of Chesapeake Forest Products Company ratifies and confirms the provisions of a Development Agreement dated as of October 16, 1996, by and between Colonial Downs, L.P. and Delmarva Properties, Inc. (the "Agreement"), to the extent that such Agreement provides for the Company to (a) execute and deliver the necessary applications and requests for all of the permits and approvals necessary to construct, use and maintain water and sanitary sewer lines as provided in the Agreement, (b) convey real estate designated in the Agreement as the Track Parcel, (c) convey all of the easements required to construct water and sanitary sewer lines and Roads (as designated in the Agreement) and to dedicate those portions of the Remaining Land (as designated in the Agreement) required by the County of New Kent and/or the Virginia Department of Transportation with respect to the Loop Road (as designated in the Agreement), and (d) to take any other action to be taken by the Company pursuant to the Agreement.

     The undersigned, J.P. Causey Jr., Secretary of Chesapeake Forest Products Company, does hereby certify that the foregoing is a true and correct copy of a resolution adopted by unanimous consent of the Board of Directors of the Company as of October 16, 1996, and that such resolution has not been modified, and remains in full force and effect, as of this date.

     WITNESS my hand and the seal of the Company this 23rd day of October, 1996.




                                                  ______________________________
                                                            Secretary



SEAL

                                   SCHEDULE E


     RESOLVED, That the Board of Directors of Chesapeake Forest Products Company ratifies and confirms the provisions of a Development Agreement dated as of October 16, 1996, by and between Colonial Downs, L.P. and Delmarva Properties, Inc. (the "Agreement"), to the extent that such Agreement provides for the Company to (a) execute and deliver the necessary applications and requests for all of the permits and approvals necessary to construct, use and maintain water and sanitary sewer lines as provided in the Agreement, (b) convey real estate designated in the Agreement as the Track Parcel, (c) convey all of the easements required to construct water and sanitary sewer lines and Roads (as designated in the Agreement) and to dedicate those portions of the Remaining Land (as designated in the Agreement) required by the County of New Kent and/or the Virginia Department of Transportation with respect to the Loop Road (as designated in the Agreement), and (d) to take any other action to be taken by the Company pursuant to the Agreement.

     The undersigned, J.P. Causey Jr., Secretary of Chesapeake Forest Products Company, does hereby certify that the foregoing is a true and correct copy of a resolution adopted by unanimous consent of the Board of Directors of the Company as of October 16, 1996, and that such resolution has not been modified, and remains in full force and effect, as of this date.

     WITNESS my hand and the seal of the Company this 23rd day of October, 1996.




                                                  ______________________________
                                                            Secretary



SEAL